SECURED LINE OF CREDIT PROMISSORY NOTE

$500,000.00                  Springfield, Missouri                April 29, 2004

      FOR VALUE RECEIVED, the undersigned, Decorize, Inc., a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of SRC Holdings Corporation, a Missouri corporation (herein called "Lender"), the principal sum of Five Hundred Thousand and NO/100 Dollars ($500,000.00), or, if greater or less, the aggregate unpaid principal amount of all advances made by Lender to Borrower hereunder, as shown on Schedule I attached hereto (as the same is modified from time to time), together with interest on the unpaid principal balance thereof as hereinafter set forth in this Note. Both principal and interest are payable as herein provided in lawful money of the United States of America at the address provided by Lender for purposes of payment, or at such other place as from time to time may be designated by the holder of this Note.

      This Note (a) is issued and delivered in conjunction with that certain Security Agreement of even date herewith between Borrower and Lender (as from time to time supplemented, amended or restated, the "Security Agreement"), and is the "Note" as defined therein, and (b) is secured by all of the Collateral of Borrower (as such term is defined in the Security Agreement). Reference is hereby made to the Security Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

      At any time and from time to time following the execution of this Note, upon three (3) days prior notice to Lender, Borrower may borrow such sums under this Note as it so desires, so long as (a) each such notice requests a draw in an amount equal to $250,000, and (b) the aggregate principal amount outstanding does not exceed Five Hundred Thousand and No/100 Dollars ($500,000.00).

      This Note (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Base Rate (as defined below) in effect on such day. The "Base Rate" of this Note shall be equal to the prime rate per annum, as published by the Wall Street Journal for any given day, plus one-half percent (.5%). Each change in the Base Rate shall become effective without prior notice to Borrower automatically as of the opening of business on the date of such change in the Base Rate. Upon the occurrence of an Event of Default, all past due principal of and past due interest under this Note shall bear interest on each day outstanding at a rate per annum equal to the Base Rate plus three percent (3%) (the "Default Rate"). If any Event of Default is cured by Borrower or waived by Lender, the Default Rate shall not apply for any period following such cure or waiver, as applicable. Notwithstanding anything to the contrary in this paragraph, in no event shall the Base Rate or the Default Rate exceed the Highest Lawful Rate (as defined below), and if at any time either of those rates exceed the Highest Lawful Rate, then such rate shall be deemed modified to equal the Highest Lawful Rate, for so long as such rate exceeds the Highest Lawful Rate.


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

      Interest payments on the unpaid principal balance of this Note shall be made in monthly installments over the term of this Note on the 29th day of each calendar month, commencing May 29, 2004. All payments made under this Note shall be applied first to costs of enforcement or collection of this Note (if any), second, to accrued but unpaid interest, and third, to outstanding principal. The outstanding principal amount of this Note, together with all accrued but unpaid interest thereon, shall be due and payable in full on or before 5:00 p.m. Springfield, Missouri time, on September 30, 2004.

      It is the intention of the parties to comply with all applicable laws. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Note, interest on the debt evidenced by this Note shall not at any time exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged or received under applicable law (the "Highest Lawful Rate"). Any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged, or received under this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading in equal parts during the period of the full term of the indebtedness evidenced hereby, all interest at any time contracted for, charged, or received from Borrower or otherwise by the holder or holders hereof in connection with such indebtedness.

      For purposes of this Note, the following events shall constitute an "Event of Default":

            (a) the default by Borrower in any required payment of principal of or interest on this Note; or

            (b) Borrower breaches or otherwise fails to perform or observe any covenant or agreement that is set forth in this Note or in the Security Agreement; or

            (c) the entry of a decree or order for relief by a court having jurisdiction in respect of Borrower in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, which is not vacated or dismissed within sixty (60) days, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower or for any substantial part of its property, or ordering the winding up or liquidation of its affairs; or

            (d) the commencement by Borrower or any affiliate thereof of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment to or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or


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

            (e) if Borrower is liquidated or winds up its affairs; or

            (f) the sale or liquidation of all or substantially all of the assets of Borrower.

      Upon the occurrence of an Event of Default, then, and in every such case, the holder of this Note may declare the principal of this Note, together with all accrued and unpaid interest thereon to be due and payable immediately, and the same shall become and be due and payable, without presentment, demand, protest, notice of intent to accelerate or other notice of any kind all of which are expressly waived, and Lender may exercise all remedies available at law, in equity or hereunder.

      If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note, jointly and severally, agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

      All advances of cash made by Lender to Borrower hereunder and all payments made hereon shall be recorded by Lender on Schedule I attached hereto, and it shall be unnecessary for Borrower to execute any further notes to evidence the obligation of Borrower to pay the amount of each advance together with interest thereon as herein provided. Recordation and endorsement of such advances as herein provided shall be conclusive evidence of the receipt by Lender of the request therefor and of the making of such advances for the account of Borrower.

      Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

      THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW. The parties irrevocably submit to the exclusive jurisdiction of the state and federal courts located in Greene County, Missouri for the purpose of any suit, action or other proceeding arising out of or based on this Note. Each party, to the extent applicable law permits, waives, and will not assert by way of motion, as a defense or otherwise, in any suit, action or proceeding brought in the above-named courts, any claim that (a) it is not subject personally to the jurisdiction of those courts, (b) the suit, action or proceeding is brought in an inconvenient forum, (c) the venue of the suit, action or proceeding is improper, or (d) any of these agreements and instruments, or their respective subject matter, may not be enforced in or by these courts.


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

      Executed as of the date first written above.

                                        BORROWER:

                                        DECORIZE, INC.
                                        a Delaware corporation

                                        By: /s/ Steve Crowder
                                           -------------------------------------
                                           Steve Crowder
                                           Its: President


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

                                                    SCHEDULE I

                               Principal                    Principal
Date                           Amount Advanced              Amount Repaid               Balance Outstanding
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
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


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